Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
						% Change from
	December 31	September 30	June 30	March 31	December 31	September 30	December 31
	2016	2016	2016	2016	2015	2016	2015
ASSETS
Cash and due from banks	$118,763	$86,497	$84,647	$83,479	$101,120	37.3%	17.4%
Other interest-earning assets	291,252	428,966	408,086	408,060	292,516	(32.1)%	(0.4)%
Loans held for sale	28,697	27,836	34,330	19,719	16,886	3.1%	69.9%
Investment securities	2,559,227	2,508,068	2,529,724	2,516,205	2,484,773	2.0%	3.0%
Loans, net of unearned income	14,699,272	14,391,238	14,155,159	13,870,701	13,838,602	2.1%	6.2%
Allowance for loan losses	(168,679)	(162,526)	(162,546)	(163,841)	(169,054)	3.8%	(0.2)%
Net loans	14,530,593	14,228,712	13,992,613	13,706,860	13,669,548	2.1%	6.3%
Premises and equipment	217,806	228,009	228,861	228,057	225,535	(4.5)%	(3.4)%
Accrued interest receivable	46,294	43,600	43,316	44,379	42,767	6.2%	8.2%
Goodwill and intangible assets	531,556	531,556	531,556	531,556	531,556	—%	—%
Other assets	620,059	617,818	626,902	583,939	550,017	0.4%	12.7%
Total Assets	$18,944,247	$18,701,062	$18,480,035	$18,122,254	$17,914,718	1.3%	5.7%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$15,012,864	$14,952,479	$14,292,564	$14,404,280	$14,132,317	0.4%	6.2%
Short-term borrowings	541,317	264,042	722,214	352,883	497,663	105.0%	8.8%
Other liabilities	339,548	389,819	392,708	326,128	293,302	(12.9)%	15.8%
FHLB advances and long-term debt	929,403	965,286	965,552	965,654	949,542	(3.7)%	(2.1)%
Total Liabilities	16,823,132	16,571,626	16,373,038	16,048,945	15,872,824	1.5%	6.0%
Shareholders' equity	2,121,115	2,129,436	2,106,997	2,073,309	2,041,894	(0.4)%	3.9%
Total Liabilities and Shareholders' Equity	$18,944,247	$18,701,062	$18,480,035	$18,122,254	$17,914,718	1.3%	5.7%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$6,018,582	$5,818,915	$5,635,347	$5,558,108	$5,462,330	3.4%	10.2%
Commercial - industrial, financial and agricultural	4,087,486	4,024,119	4,099,177	4,035,333	4,088,962	1.6%	—%
Real estate - home equity	1,625,115	1,640,421	1,647,319	1,659,481	1,684,439	(0.9)%	(3.5)%
Real estate - residential mortgage	1,601,994	1,542,696	1,447,292	1,377,459	1,376,160	3.8%	16.4%
Real estate - construction	843,649	861,634	853,699	810,872	799,988	(2.1)%	5.5%
Consumer	291,470	283,673	278,071	263,221	268,588	2.7%	8.5%
Leasing and other	230,976	219,780	194,254	166,227	158,135	5.1%	46.1%
Total Loans, net of unearned income	$14,699,272	$14,391,238	$14,155,159	$13,870,701	$13,838,602	2.1%	6.2%
Deposits, by type:
Noninterest-bearing demand	$4,376,137	$4,210,099	$4,125,375	$4,134,861	$3,948,114	3.9%	10.8%
Interest-bearing demand	3,703,712	3,703,048	3,358,536	3,430,206	3,451,207	—%	7.3%
Savings and money market accounts	4,179,773	4,235,015	3,986,008	3,972,199	3,868,046	(1.3)%	8.1%
Time deposits	2,753,242	2,804,317	2,822,645	2,867,014	2,864,950	(1.8)%	(3.9)%
Total Deposits	$15,012,864	$14,952,479	$14,292,564	$14,404,280	$14,132,317	0.4%	6.2%
Short-term borrowings, by type:
Customer repurchase agreements	$195,734	$189,727	$168,521	$162,431	$111,496	3.2%	75.6%
Customer short-term promissory notes	67,013	65,871	69,509	76,807	78,932	1.7%	(15.1)%
Short-term FHLB advances	—	—	35,000	81,000	110,000	N/M	(100.0)%
Federal funds purchased	278,570	8,444	449,184	32,645	197,235	N/M	41.2%
Total Short-term Borrowings	$541,317	$264,042	$722,214	$352,883	$497,663	105.0%	8.8%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
in thousands, except per-share data and percentages
	Three Months Ended					% Change from		Year ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31	December 31
	2016	2016	2016	2016	2015	2016	2015	2016	2015	% Change
Interest Income:
Interest income	$153,012	$151,468	$149,309	$149,311	$147,560	1.0%	3.7%	$603,100	$583,789	3.3%
Interest expense	20,775	20,903	20,393	20,257	19,761	(0.6)%	5.1%	82,328	83,795	(1.8)%
Net Interest Income	132,237	130,565	128,916	129,054	127,799	1.3%	3.5%	520,772	499,994	4.2%
Provision for credit losses	5,000	4,141	2,511	1,530	2,750	20.7%	81.8%	13,182	2,250	N/M
Net Interest Income after Provision	127,237	126,424	126,405	127,524	125,049	0.6%	1.7%	507,590	497,744	2.0%
Non-Interest Income:
Other service charges and fees	13,333	14,407	12,983	10,750	12,676	(7.5)%	5.2%	51,473	43,992	17.0%
Service charges on deposit accounts	12,814	13,078	12,896	12,558	12,909	(2.0)%	(0.7)%	51,346	50,097	2.5%
Investment management and trust services	11,610	11,425	11,247	10,988	10,920	1.6%	6.3%	45,270	44,056	2.8%
Mortgage banking income	6,959	4,529	3,897	4,030	4,317	53.7%	61.2%	19,415	18,208	6.6%
Other	6,514	4,708	5,038	3,864	4,241	38.4%	53.6%	20,124	16,420	22.6%
Non-Interest Income before Investment Securities Gains	51,230	48,147	46,061	42,190	45,063	6.4%	13.7%	187,628	172,773	8.6%
Investment securities gains	1,525	2	76	947	776	N/M	96.5%	2,550	9,066	(71.9)%
Total Non-Interest Income	52,755	48,149	46,137	43,137	45,839	9.6%	15.1%	190,178	181,839	4.6%
Non-Interest Expense:
Salaries and employee benefits	73,256	70,696	70,029	69,372	65,467	3.6%	11.9%	283,353	260,832	8.6%
Net occupancy expense	11,798	11,782	11,811	12,220	11,566	0.1%	2.0%	47,611	47,777	(0.3)%
Other outside services	6,536	5,783	5,508	6,056	6,537	13.0%	—%	23,883	27,785	(14.0)%
Software	4,912	4,117	3,953	3,921	4,068	19.3%	20.7%	16,903	14,746	14.6%
Data processing	4,530	4,610	5,476	5,400	5,127	(1.7)%	(11.6)%	20,016	19,894	0.6%
Equipment expense	3,408	3,137	2,872	3,371	3,626	8.6%	(6.0)%	12,788	14,514	(11.9)%
Professional fees	2,783	2,535	3,353	2,333	2,814	9.8%	(1.1)%	11,004	11,244	(2.1)%
FDIC insurance expense	2,067	1,791	2,960	2,949	2,896	15.4%	(28.6)%	9,767	11,470	(14.8)%
Marketing	1,730	1,774	1,916	1,624	1,754	(2.5)%	(1.4)%	7,044	7,324	(3.8)%
Operating risk loss	733	556	986	540	987	31.8%	(25.7)%	2,815	3,624	(22.3)%
Other real estate owned and repossession expense	181	742	365	638	1,123	(75.6)%	(83.9)%	1,926	3,630	(46.9)%
Intangible amortization	—	—	—	—	6	—%	N/M	—	247	N/M
Loss on redemption of trust preferred securities	—	—	—	—	—	—%	—%	—	5,626	N/M
Other	15,687	12,325	12,408	11,989	12,468	27.3%	25.8%	52,409	51,447	1.9%
Total Non-Interest Expense	127,621	119,848	121,637	120,413	118,439	6.5%	7.8%	489,519	480,160	1.9%
Income Before Income Taxes	52,371	54,725	50,905	50,248	52,449	(4.3)%	(0.1)%	208,249	199,423	4.4%
Income tax expense	10,221	13,257	11,155	11,991	13,914	(22.9)%	(26.5)%	46,624	49,921	(6.6)%
Net Income	$42,150	$41,468	$39,750	$38,257	$38,535	1.6%	9.4%	$161,625	$149,502	8.1%

PER SHARE:
Net income:
Basic	$0.24	$0.24	$0.23	$0.22	$0.22	—%	9.1%	$0.93	$0.85	9.4%
Diluted	0.24	0.24	0.23	0.22	0.22	—%	9.1%	0.93	0.85	9.4%

Cash dividends	$0.12	$0.10	$0.10	$0.09	$0.11	20.0%	9.1%	$0.41	$0.38	7.9%
Shareholders' equity	12.19	12.30	12.17	11.96	11.72	(0.9)%	4.0%	12.19	11.72	4.0%
Shareholders' equity (tangible)	9.13	9.23	9.10	8.89	8.67	(1.1)%	5.3%	9.13	8.67	5.3%

Weighted average shares (basic)	173,554	173,020	173,394	173,331	173,709	0.3%	(0.1)%	173,325	175,721	(1.4)%
Weighted average shares (diluted)	174,874	174,064	174,318	174,416	174,833	0.5%	—%	174,418	176,774	(1.3)%
Shares outstanding, end of period	174,040	173,144	173,139	173,393	174,176	0.5%	(0.1)%	174,040	174,176	(0.1)%

SELECTED FINANCIAL RATIOS:
Return on average assets	0.89%	0.89%	0.88%	0.86%	0.86%			0.88%	0.86%
Return on average shareholders' equity	7.86%	7.78%	7.65%	7.47%	7.51%			7.69%	7.38%
Return on average shareholders' equity (tangible)	10.47%	10.38%	10.26%	10.07%	10.16%			10.30%	10.01%
Net interest margin	3.15%	3.14%	3.20%	3.23%	3.19%			3.18%	3.21%
Efficiency ratio	67.60%	65.16%	67.59%	68.33%	66.63%			67.16%	68.61%
N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three Months Ended
	December 31, 2016			September 30, 2016			December 31, 2015
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$14,475,816	$141,826	3.90%	$14,212,250	$140,434	3.93%	$13,659,266	$136,317	3.96%
Taxable investment securities	2,096,086	10,941	2.07%	2,110,084	10,872	2.06%	2,170,397	11,801	2.17%
Tax-exempt investment securities	389,047	4,234	4.35%	344,231	3,923	4.56%	246,727	3,085	5.00%
Equity securities	13,068	181	5.52%	14,209	196	5.50%	15,524	208	5.33%
Total Investment Securities	2,498,201	15,356	2.45%	2,468,524	14,991	2.43%	2,432,648	15,094	2.48%
Loans held for sale	24,411	199	3.26%	22,593	210	3.72%	15,713	169	4.31%
Other interest-earning assets	411,369	966	0.94%	501,666	1,051	0.84%	399,309	864	0.86%
Total Interest-earning Assets	17,409,797	158,347	3.62%	17,205,033	156,686	3.63%	16,506,936	152,444	3.67%
Noninterest-earning assets:
Cash and due from banks	117,741			101,927			106,810
Premises and equipment	226,482			227,906			226,335
Other assets	1,171,031			1,219,844			1,108,094
Less: allowance for loan losses	(164,523)			(163,074)			(169,251)
Total Assets	$18,760,528			$18,591,636			$17,778,924
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$3,714,391	$1,927	0.21%	$3,602,448	$1,706	0.19%	$3,411,904	$1,207	0.13%
Savings and money market accounts	4,216,090	2,249	0.21%	4,078,942	2,042	0.20%	3,903,741	1,633	0.17%
Time deposits	2,777,203	7,593	1.09%	2,814,258	7,562	1.07%	2,903,715	7,549	1.03%
Total Interest-bearing Deposits	10,707,684	11,769	0.44%	10,495,648	11,310	0.43%	10,219,360	10,389	0.40%
Short-term borrowings	308,094	116	0.15%	426,369	254	0.23%	281,497	100	0.14%
FHLB advances and long-term debt	947,661	8,891	3.74%	965,228	9,338	3.86%	950,792	9,272	3.88%
Total Interest-bearing Liabilities	11,963,439	20,776	0.69%	11,887,245	20,902	0.70%	11,451,649	19,761	0.69%
Noninterest-bearing liabilities:
Demand deposits	4,331,894			4,227,639			3,999,118
Other	332,540			356,156			291,388
Total Liabilities	16,627,873			16,471,040			15,742,155
Shareholders' equity	2,132,655			2,120,596			2,036,769
Total Liabilities and Shareholders' Equity	$18,760,528			$18,591,636			$17,778,924
Net interest income/net interest margin (fully taxable equivalent)		137,571	3.15%		135,784	3.14%		132,683	3.19%
Tax equivalent adjustment		(5,334)			(5,219)			(4,884)
Net interest income		$132,237			$130,565			$127,799

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Three Months Ended					% Change from
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2016	2016	2016	2016	2015	2016	2015
Loans, by type:
Real estate - commercial mortgage	$5,828,313	$5,670,888	$5,557,680	$5,487,421	$5,365,640	2.8%	8.6%
Commercial - industrial, financial and agricultural	4,081,498	4,066,275	4,080,524	4,095,268	4,035,287	0.4%	1.1%
Real estate - home equity	1,633,668	1,640,913	1,656,140	1,674,032	1,694,455	(0.4)%	(3.6)%
Real estate - residential mortgage	1,572,895	1,503,209	1,399,851	1,381,409	1,377,116	4.6%	14.2%
Real estate - construction	845,528	837,920	820,881	792,014	765,555	0.9%	10.4%
Consumer	289,864	281,517	272,293	263,295	267,726	3.0%	8.3%
Leasing and other	224,050	211,528	178,655	159,981	153,487	5.9%	46.0%
Total Loans, net of unearned income	$14,475,816	$14,212,250	$13,966,024	$13,853,420	$13,659,266	1.9%	6.0%
Deposits, by type:
Noninterest-bearing demand	$4,331,894	$4,227,639	$4,077,642	$3,967,887	$3,999,118	2.5%	8.3%
Interest-bearing demand	3,714,391	3,602,448	3,454,031	3,438,355	3,411,904	3.1%	8.9%
Savings and money market accounts	4,216,090	4,078,942	3,989,988	3,932,824	3,903,741	3.4%	8.0%
Time deposits	2,777,203	2,814,258	2,844,434	2,867,651	2,903,715	(1.3)%	(4.4)%
Total Deposits	$15,039,578	$14,723,287	$14,366,095	$14,206,717	$14,218,478	2.1%	5.8%
Short-term borrowings, by type:
Customer repurchase agreements	$200,126	$187,588	$180,595	$171,408	$142,004	6.7%	40.9%
Customer short-term promissory notes	67,355	70,072	77,535	74,013	80,568	(3.9)%	(16.4)%
Federal funds purchased	40,613	148,546	138,012	183,970	44,468	(72.7)%	(8.7)%
Short-term FHLB advances and other borrowings	—	20,163	7,527	16,011	14,457	(100.0)%	(100.0)%
Total Short-term Borrowings	$308,094	$426,369	$403,669	$445,402	$281,497	(27.7)%	9.4%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Year Ended December 31
	2016			2015
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS

Interest-earning assets:
Loans, net of unearned income	$14,128,064	$558,472	3.95%	$13,330,973	$537,979	4.04%
Taxable investment securities	2,128,497	44,975	2.11%	2,093,829	45,279	2.16%
Tax-exempt investment securities	327,098	14,865	4.54%	230,633	12,120	5.26%
Equity securities	13,969	780	5.58%	23,348	1,294	5.54%
Total Investment Securities	2,469,564	60,620	2.45%	2,347,810	58,693	2.50%
Loans held for sale	19,697	728	3.70%	19,937	801	4.02%
Other interest-earning assets	407,471	3,779	0.93%	447,354	4,786	1.07%
Total Interest-earning Assets	17,024,796	623,599	3.66%	16,146,074	602,259	3.73%

Noninterest-earning assets:
Cash and due from banks	104,772			105,359
Premises and equipment	227,047			226,436
Other assets	1,179,437			1,103,427
Less: allowance for loan losses	(164,879)			(174,453)
Total Assets	$18,371,173			$17,406,843

LIABILITIES AND SHAREHOLDERS' EQUITY

Interest-bearing liabilities:
Demand deposits	$3,552,886	$6,654	0.19%	$3,255,192	$4,299	0.13%
Savings and money market accounts	4,054,970	7,981	0.20%	3,677,079	5,435	0.15%
Time deposits	2,825,722	30,058	1.06%	2,988,648	30,748	1.03%
Total Interest-bearing Deposits	10,433,578	44,693	0.43%	9,920,919	40,482	0.41%

Short-term borrowings	395,727	855	0.21%	323,772	372	0.11%
FHLB advances and long-term debt	959,142	36,780	3.83%	1,023,972	42,941	4.19%
Total Interest-bearing Liabilities	11,788,447	82,328	0.70%	11,268,663	83,795	0.74%

Noninterest-bearing liabilities:
Demand deposits	4,151,967			3,826,194
Other	330,125			285,103
Total Liabilities	16,270,539			15,379,960
Shareholders' equity	2,100,634			2,026,883

Total Liabilities and Shareholders' Equity	$18,371,173			$17,406,843

Net interest income/net interest margin (fully taxable equivalent)		541,271	3.18%		518,464	3.21%
Tax equivalent adjustment		(20,499)			(18,470)

Net interest income		$520,772			$499,994

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Year Ended
	December 31
	2016	2015	% Change
Loans, by type:
Real estate - commercial mortgage	$5,636,696	$5,246,054	7.4%
Commercial - industrial, financial and agricultural	4,080,854	3,882,998	5.1%
Real estate - home equity	1,651,112	1,700,851	(2.9)%
Real estate - residential mortgage	1,464,744	1,371,321	6.8%
Real estate - construction	824,182	726,914	13.4%
Consumer	276,792	265,688	4.2%
Leasing and other	193,684	137,147	41.2%
Total Loans, net of unearned income	$14,128,064	$13,330,973	6.0%

Deposits, by type:
Noninterest-bearing demand	$4,151,967	$3,826,194	8.5%
Interest-bearing demand	3,552,886	3,255,192	9.1%
Savings and money market accounts	4,054,970	3,677,079	10.3%
Time deposits	2,825,722	2,988,648	(5.5)%

Total Deposits	$14,585,545	$13,747,113	6.1%

Short-term borrowings, by type:
Customer repurchase agreements	$184,978	$161,093	14.8%
Customer short-term promissory notes	72,224	81,530	(11.4)%
Federal funds purchased	127,604	65,779	94.0%
Short-term FHLB advances and other borrowings	10,921	15,370	(28.9)%
Total Short-term Borrowings	$395,727	$323,772	22.2%

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three Months Ended					Year Ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Dec 31
	2016	2016	2016	2016	2015	2016	2015
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$165,169	$165,108	$166,065	$171,412	$169,395	$171,412	$185,931
Loans charged off:
Commercial - industrial, financial and agricultural	(1,319)	(3,144)	(4,625)	(6,188)	(970)	(15,276)	(15,639)
Consumer and home equity	(2,156)	(1,394)	(1,614)	(2,548)	(1,466)	(7,712)	(5,831)
Real estate - commercial mortgage	(174)	(1,350)	(1,474)	(582)	(1,207)	(3,580)	(4,218)
Real estate - residential mortgage	(116)	(802)	(340)	(1,068)	(513)	(2,326)	(3,612)
Real estate - construction	—	(150)	(742)	(326)	—	(1,218)	(201)
Leasing and other	(589)	(832)	(1,951)	(443)	(1,304)	(3,815)	(2,656)
Total loans charged off	(4,354)	(7,672)	(10,746)	(11,155)	(5,460)	(33,927)	(32,157)
Recoveries of loans previously charged off:
Commercial - industrial, financial and agricultural	2,192	1,539	2,931	2,319	1,409	8,981	5,264
Consumer and home equity	580	463	889	534	825	2,466	2,492
Real estate - commercial mortgage	885	296	1,367	825	1,072	3,373	2,801
Real estate - residential mortgage	288	228	420	136	775	1,072	1,322
Real estate - construction	1,080	898	1,563	383	548	3,924	2,824
Leasing and other	485	168	108	81	98	842	685
Recoveries of loans previously charged off	5,510	3,592	7,278	4,278	4,727	20,658	15,388
Net loans recovered (charged off)	1,156	(4,080)	(3,468)	(6,877)	(733)	(13,269)	(16,769)
Provision for credit losses	5,000	4,141	2,511	1,530	2,750	13,182	2,250
Balance at end of period	$171,325	$165,169	$165,108	$166,065	$171,412	$171,325	$171,412
Net charge-offs (recoveries) to average loans (annualized)	(0.03)%	0.11%	0.10%	0.20%	0.02%	0.09%	0.13%
NON-PERFORMING ASSETS:
Non-accrual loans	$120,133	$124,017	$111,742	$122,170	$129,523
Loans 90 days past due and accruing	11,505	14,095	15,992	15,013	15,291
Total non-performing loans	131,638	138,112	127,734	137,183	144,814
Other real estate owned	12,815	11,981	11,918	10,946	11,099
Total non-performing assets	$144,453	$150,093	$139,652	$148,129	$155,913
NON-PERFORMING LOANS, BY TYPE:
Commercial - industrial, financial and agricultural	$43,460	$47,330	$38,902	$39,140	$44,071
Real estate - commercial mortgage	39,319	39,631	35,704	43,132	41,170
Real estate - residential mortgage	23,655	23,451	25,030	25,182	28,484
Consumer and home equity	15,045	16,426	16,061	16,210	17,123
Real estate - construction	9,842	11,223	11,879	12,005	12,460
Leasing	317	51	158	1,514	1,506
Total non-performing loans	$131,638	$138,112	$127,734	$137,183	$144,814
TROUBLED DEBT RESTRUCTURINGS (TDRs), BY TYPE:
Real-estate - residential mortgage	$27,617	$26,854	$27,324	$27,565	$28,511
Real-estate - commercial mortgage	15,957	16,085	17,808	17,427	17,563
Consumer and home equity	8,633	7,707	7,191	6,562	4,589
Commercial - industrial, financial and agricultural	6,627	7,488	5,756	5,650	5,953
Real estate - construction	726	843	3,086	3,092	3,942
Total accruing TDRs	$59,560	$58,977	$61,165	$60,296	$60,558
Non-accrual TDRs (1)	27,850	27,904	24,887	27,277	31,035
Total TDRs	$87,410	$86,881	$86,052	$87,573	$91,593
(1) Included within non-accrual loans above.

DELINQUENCY RATES, BY TYPE:
	Total Delinquency
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	2016	2016	2016	2016	2015
Real estate - commercial mortgage	0.78%	0.87%	0.81%	0.93%	0.91%
Commercial - industrial, financial and agricultural	1.31%	1.48%	1.25%	1.46%	1.27%
Real estate - construction	1.29%	1.61%	1.93%	2.00%	1.87%
Real estate - residential mortgage	2.74%	2.67%	2.70%	3.10%	3.40%
Consumer, home equity, leasing and other	1.45%	1.53%	1.47%	1.48%	1.58%
Total
	1.27%	1.38%	1.30%	1.44%	1.41%

ASSET QUALITY RATIOS:	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	2016	2016	2016	2016	2015

Non-accrual loans to total loans	0.82%	0.86%	0.79%	0.88%	0.94%
Non-performing loans to total loans	0.90%	0.96%	0.90%	0.99%	1.05%
Non-performing assets to total loans and OREO	0.98%	1.04%	0.99%	1.07%	1.13%
Non-performing assets to total assets	0.76%	0.80%	0.76%	0.82%	0.87%
Allowance for credit losses to loans outstanding	1.17%	1.15%	1.17%	1.20%	1.24%
Allowance for credit losses to non-performing loans	130.15%	119.59%	129.26%	121.05%	118.37%
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	8.20%	8.51%	8.02%	8.67%	9.27%

FULTON FINANCIAL CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:
This press release contains certain financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's quarterly results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Three Months Ended					Year Ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Dec 31	Dec 31
	2016	2016	2016	2016	2015	2016	2015
Shareholders' equity (tangible), per share
Shareholders' equity	$2,121,115	$2,129,436	$2,106,997	$2,073,309	$2,041,894
Less: Goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Tangible shareholders' equity (numerator)	$1,589,559	$1,597,880	$1,575,441	$1,541,753	$1,510,338
Shares outstanding, end of period (denominator)	174,040	173,144	173,139	173,393	174,176
Shareholders' equity (tangible), per share	$9.13	$9.23	$9.10	$8.89	$8.67

Return on average common shareholders' equity (tangible)
Net income	$42,150	$41,468	$39,750	$38,257	$38,535	$161,625	$149,502
Plus: Intangible amortization, net of tax	—	—	—	—	4	—	161
Numerator	$42,150	$41,468	$39,750	$38,257	$38,539	$161,625	$149,663

Average shareholders' equity	$2,132,655	$2,120,596	$2,089,915	$2,058,799	$2,036,769	$2,100,634	$2,026,883
Less: Average goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,559)	(531,556)	(531,618)
Average tangible shareholders' equity (denominator)	$1,601,099	$1,589,040	$1,558,359	$1,527,243	$1,505,210	$1,569,078	$1,495,265
Return on average common shareholders' equity (tangible), annualized	10.47%	10.38%	10.26%	10.07%	10.16%	10.30%	10.01%

Efficiency ratio
Non-interest expense	$127,621	$119,848	$121,637	$120,413	$118,439	$489,519	$480,160
Less: Intangible amortization	—	—	—	—	(6)	—	(247)
Less: Loss on redemption of trust preferred securities	—	—	—	—	—	—	(5,626)
Numerator	$127,621	$119,848	$121,637	$120,413	$118,433	$489,519	$474,287

Net interest income (fully taxable equivalent)	$137,571	$135,784	$133,890	$134,026	$132,683	$541,271	$518,464
Plus: Total Non-interest income	52,755	48,149	46,137	43,137	45,839	190,178	181,839
Less: Investment securities gains	(1,525)	(2)	(76)	(947)	(776)	(2,550)	(9,066)
Denominator	$188,801	$183,931	$179,951	$176,216	$177,746	$728,899	$691,237
Efficiency ratio	67.60%	65.16%	67.59%	68.33%	66.63%	67.16%	68.61%

Non-performing assets to tangible common shareholders' equity and allowance for credit losses
Non-performing assets (numerator)	$144,453	$150,093	$139,652	$148,129	$155,913

Tangible shareholders' equity	$1,589,559	$1,597,880	1,575,441	1,541,753	$1,510,338
Plus: Allowance for credit losses	171,325	165,169	165,108	166,065	171,412
Tangible shareholders' equity and allowance for credit losses (denominator)	$1,760,884	$1,763,049	$1,740,549	$1,707,818	$1,681,750
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	8.20%	8.51%	8.02%	8.67%	9.27%

Pre-provision net revenue
Net interest income	$132,237	$130,565	$128,916	$129,054	$127,799	$520,772	$499,994
Non-interest income	52,755	48,149	46,137	43,137	45,839	190,178	181,839
Less: Investment securities gains	(1,525)	(2)	(76)	(947)	(776)	(2,550)	(9,066)
Total revenue	$183,467	$178,712	$174,977	$171,244	$172,862	$708,400	$672,767

Non-interest expense	$127,621	$119,848	$121,637	$120,413	$118,439	$489,519	$480,160
Less: Loss on redemption of TruPS	—	—	—	—	—	—	(5,626)
Total non-interest expense, as adjusted	$127,621	$119,848	$121,637	$120,413	$118,439	$489,519	$474,534

Pre-provision net revenue	$55,846	$58,864	$53,340	$50,831	$54,423	$218,881	$198,233